Exhibit 10.4(b)


                   Schedule of Warrant (refinancing) Issued by
             NCT Group, Inc. to Carole Salkind on October 31, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------       ------------         ----------        ------------
        10/31/05          10/31/10            $ 0.0044          27,000,000